LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 28, 2019 TO THE

SUMMARY PROSPECTUS, PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 1, 2019, OF

MARTIN CURRIE EMERGING MARKETS FUND

I.	The following changes are made to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information:

a)	The section entitled “Management—Portfolio managers” in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio managers: Kim Catechis and Andrew Mathewson, CFA have been the fund’s portfolio managers since inception. Alastair Reynolds has been the fund’s portfolio manager since 2018. Divya Mathur, Paul Desoisa, CFA, Paul Sloane and Colin Dishington, CFA, have been the fund’s portfolio managers since June 2019. These portfolio managers, all of whom are employed by Martin Currie, work together to make portfolio management decisions.

b)	Under the section entitled “More on fund management—Portfolio managers” in the Fund’s Prospectus, the first four paragraphs are deleted in their entirety and replaced with the following:

The fund is managed by a broad team of portfolio managers. Kim Catechis, Andrew Mathewson, Alastair Reynolds, Divya Mathur, Paul Desoisa, Paul Sloane and Colin Dishington are the fund’s portfolio managers and each is responsible for the day-to-day management of the fund.

Kim Catechis is a co-manager of Martin Currie’s global emerging markets strategy and has 32 years of investment experience. Kim has responsibility for macro and political research. Kim joined Martin Currie in October 2010 from Scottish Widows Investment Partnership (“SWIP”), where he had been head of global emerging markets since 1998. Before joining SWIP, he established and managed two asset-management ventures in Spain: Eagle Star Inversiones and, earlier, FG Gestión. He began his investment career as a portfolio manager for Edinburgh Fund Managers in 1987.

Andrew Mathewson, CFA is a co-manager of Martin Currie’s global emerging markets strategy and has 17 years of investment experience. Andrew is responsible for researching stocks in the consumer and healthcare sectors. He joined Martin Currie in 2005 from the Scottish Investment Trust, where he was an investment manager for UK equities. For over five years, he worked in Martin Currie’s Asia and global emerging markets team, as an investment manager for the global equity markets product with a research focus on the markets of Europe, Middle East and Africa.

Alastair Reynolds is a co-manager of Martin Currie’s global emerging markets strategy and has 28 years of investment experience. Alastair has specific responsibility for researching stocks in the automotive, transport and energy sectors. He joined Martin Currie in 2010 from SWIP, where he was research manager on its emerging markets desk and lead manager of the Global Emerging Markets smaller companies and specialist for Central and Eastern European mandates. Prior to joining SWIP in 2000, Alastair was an investment manager with Edinburgh Fund Managers. He began his career with Scottish Amicable Investment Management.

Divya Mathur is a co-manager of Martin Currie’s global emerging markets strategy, with responsibility for technology sector research, and has 25 years of investment experience. He joined Martin Currie in 2010 from SWIP, where he was investment director on its global emerging markets strategy desk. As portfolio manager, Divya was lead manager of the Global Emerging Markets Infrastructure Fund and co-manager of the balanced mandates. As sector analyst, he was responsible for stocks across the technology and utilities sectors in emerging markets. Earlier, Divya spent over a decade at Henderson Global Investors in London, where he began his career as a quantitative strategist, before managing global emerging markets strategy and dedicated Indian equity portfolios for eight years.

Paul Desoisa, CFA is a co-manager of Martin Currie’s global emerging markets strategy, where he is responsible for researching stocks in the industrial and utilities sectors. He has 6 years of investment experience. He joined Martin Currie in 2013 as an investment trainee in technology, media and telecoms research before progressing into a portfolio management role with the North America team. He previously worked as a trainee actuary for Punter Southall and has undertaken internships at J.P. Morgan and Redburn Partners.

Paul Sloane is a co-manager of Martin Currie’s global emerging markets strategy and has responsibility for researching financials stocks. He has 26 years of investment experience. Paul first joined Martin Currie in 2003, leading its global financials research and co-managing its Global Financials Absolute Return Fund from 2006 to 2011 and global alpha strategy since 2013. Paul left the firm in 2017 and rejoined in 2018 as part of the global emerging markets strategy team. Prior to his time at Martin Currie, Paul was at Deutsche Bank, where he was responsible for specialist sales in the pan-European insurance sector. He started his career in 1993 as a trainee chartered accountant at Standard Life before moving into an investment analyst role at Standard Life Investments in 1997.

Colin Dishington, CFA is a co-manager of Martin Currie’s global emerging markets strategy, with responsibility for researching stocks in the communication services sector, and has 8 years of investment experience. Before re-joining Martin Currie in 2018, he worked as a research analyst at Matthews Asia, an Asia-only investment specialist. Before this, Colin worked at Martin Currie from 2010 to 2012, initially as an assistant research analyst working on global financials stocks, before progressing to assistant portfolio manager on Martin Currie’s Japan team. Colin began his professional career at Chiene & Tait Chartered Accountants. He was then at Lloyds Banking Group before joining Martin Currie.

c)

Under the section entitled “Investment Management and Service Provider Information—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” in the Fund’s Statement of Additional Information, the following information is added to the end of the table:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (billions) ($)
Divya Mathur*	Registered investment companies	0	0.00	0	0
	Other pooled investment vehicles	2	0.09	0	0
	Other accounts	5	1.51	2	0.7

Paul Desoisa*	Registered investment companies	0	0.00	0	0
	Other pooled investment vehicles	1	0.02	0	0
	Other accounts	2	0.78	0	0

Paul Sloane*	Registered investment companies	0	0.00	0	0
	Other pooled investment vehicles	1	0.07	0	0
	Other accounts	5	1.51	2	0.7

Colin Dishington*	Registered investment companies	0	0.00	0	0
	Other pooled investment vehicles	0	0.00	0	0
	Other accounts	1	0.31	0	0

*

The information in this table relating to Messrs. Mathur, Desoisa, Sloane and Dishington is as of May 31, 2019 and does not reflect additional accounts (including the Fund) for which they joined the portfolio management team on June 28, 2019.

d)

The section entitled “Investment Management and Service Provider Information—Portfolio Managers—Portfolio Managers Securities Ownership” in the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

As of May 31, 2019, the portfolio managers did not own shares of the Fund. It is not tax efficient for the portfolio managers, as residents of the United Kingdom, to invest in the Fund.

II.	Effective December 28, 2019, Kim Catechis will no longer serve as a portfolio manager for the Fund. As of that date, each reference to Mr. Catechis is deleted in its entirety.

Please retain this supplement for future reference.

MCXX534266

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